                                                                    EXHIBIT 99.5
      Mar-2001                        1995-C                              Page 1





                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



        RECEIVABLES
        -----------

        Beginning of the Month Principal Receivables:          $3,359,800,772.00
        Beginning of the Month Finance Charge Receivables:       $176,434,172.53
        Beginning of the Month Discounted Receivables:                     $0.00
        Beginning of the Month Total Receivables:              $3,536,234,944.53

        Removed Principal Receivables:                                     $0.00
        Removed Finance Charge Receivables:                                $0.00
        Removed Total Receivables:                                         $0.00

        Additional Principal Receivables:                                  $0.00
        Additional Finance Charge Receivables:                             $0.00
        Additional Total Receivables:                                      $0.00

        Discounted Receivables Generated this Period:                      $0.00

        End of the Month Principal Receivables:                $3,277,529,803.74
        End of the Month Finance Charge Receivables:             $168,936,873.89
        End of the Month Discounted Receivables:                           $0.00
        End of the Month Total Receivables:                    $3,446,466,677.63

        Special Funding Account Balance                                    $0.00
        Aggregate Invested Amount (all Master Trust II Series) $2,300,000,000.00
        End of the Month Transferor Amount                       $977,529,803.74
        End of the Month Transferor Percentage                            29.83%

        DELINQUENCIES AND LOSSES
        ------------------------

        End of the Month Delinquencies:

             30-59 Days Delinquent                                $74,460,386.09
             60-89 Days Delinquent                                $55,931,288.47
             90+ Days Delinquent                                 $115,479,813.27

             Total 30+ Days Delinquent                           $245,871,487.83
             Delinquent Percentage                                         7.13%

        Defaulted Accounts During the Month                       $24,153,554.89
        Annualized Default Percentage                                      8.63%
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        Mar-2001                        1995-C                            Page 2


        Principal Collections                                    $427,590,446.16
        Principal Payment Rate                                            12.73%

        Total Payment Rate                                                13.69%

        INITIAL INVESTED AMOUNTS
             Class A Initial Invested Amount                     $322,000,000.00
             Class B Initial Invested Amount                      $28,000,000.00
                                                                 ---------------
        TOTAL INITIAL INVESTED AMOUNT                            $350,000,000.00

        INVESTED AMOUNTS
             Class A Invested Amount                             $368,000,000.00
             Class B Invested Amount                              $32,000,000.00
                                                                 ---------------
        TOTAL INVESTED AMOUNT                                    $400,000,000.00

        FLOATING ALLOCATION PERCENTAGE                                    11.91%

        PRINCIPAL ALLOCATION PERCENTAGE                                   11.91%

        MONTHLY SERVICING FEE                                        $500,000.00

        INVESTOR DEFAULT AMOUNT                                    $2,875,593.70

        CLASS A AVAILABLE FUNDS
        -----------------------

        CLASS A FLOATING ALLOCATION PERCENTAGE                            92.00%

             Class A Finance Charge Collections                    $6,660,161.00
             Other Amounts                                                 $0.00

        TOTAL CLASS A AVAILABLE FUNDS                              $6,660,161.00

             Class A Monthly Interest                              $1,774,168.89
             Class A Servicing Fee                                   $460,000.00
             Class A Investor Default Amount                       $2,645,546.21

        TOTAL CLASS A EXCESS SPREAD                                $1,780,445.90

        REQUIRED AMOUNT                                                    $0.00
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        Mar-2001                        1995-C                           Page 3


        CLASS B AVAILABLE FUNDS
        -----------------------

        CLASS B FLOATING ALLOCATION PERCENTAGE                            8.00%

             Class B Finance Charge Collections                     $579,144.43
             Other Amounts                                                $0.00

        TOTAL CLASS B AVAILABLE FUNDS                               $579,144.43

             Class B Monthly Interest                               $157,831.11
             Class B Servicing Fee                                   $40,000.00

        TOTAL CLASS B EXCESS SPREAD                                 $381,313.32

        EXCESS SPREAD
        -------------

        TOTAL EXCESS SPREAD                                       $2,161,759.22

             Excess Spread Applied to Required Amount                     $0.00

             Excess Spread Applied to Class A Investor Charge Offs        $0.00

             Excess Spread Applied to Class B Interest, Servicing
                Fee, and Default Amount                             $230,047.49

             Excess Spread Applied to Class B Reductions of
                Class B Investe                                           $0.00

             Excess Spread Applied to Monthly Cash Collateral Fee    $28,076.70

             Excess Spread Applied to Cash Collateral Account             $0.00

             Excess Spread Applied to Reserve Account                     $0.00

             Excess Spread Applied to other amounts owed to
             Cash Collateral Depositor                                  $293.62

        TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
        GROUP I                                                   $1,903,341.41
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
       Mar-2001                         1995-C                            Page 4


        EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
        --------------------------------------------

        TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
        IN GROUP I                                                 $10,784,023.87

        SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
        -----------------------------------------------
        EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
        SERIES 1995-C                                                       $0.00

            Excess Finance Charge Collections applied to
            Required Amount                                                 $0.00

            Excess Finance Charge Collections applied to
            Class A Investor Charge Offs                                    $0.00

            Excess Finance Charge Collections applied to
            Class B Interest, Servicing Fee, and Default Items              $0.00

            Excess Finance Charge Collections applied to Reductions of
            Class B Invested Amount                                         $0.00

            Excess Finance Charge Collections applied to
            Monthly Cash Collateral Fee                                     $0.00

            Excess Finance Charge Collections applied to
            Cash Collateral Account                                         $0.00

            Excess Finance Charge Collections applied to
            Reserve Account                                                 $0.00

            Excess Finance Charge Collections applied to
            other amounts owed Cash Collateral Depositor                    $0.00

        YIELD AND BASE RATE
        -------------------

            Base Rate (Current Month)                                       7.43%
            Base Rate (Prior Month)                                         7.84%
            Base Rate (Two Months Ago)                                      8.15%
                                                                            -----
        THREE MONTH AVERAGE BASE RATE                                       7.81%

            Portfolio Yield (Current Month)                                13.09%
            Portfolio Yield (Prior Month)                                   9.94%
            Portfolio Yield (Two Months Ago)                               12.81%
                                                                           ------
        THREE MONTH AVERAGE PORTFOLIO YIELD                                11.95%

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
        Mar-2001                         1995-C                            Page 5


        PRINCIPAL COLLECTIONS
        ---------------------

        CLASS A PRINCIPAL PERCENTAGE                                       92.00%

            Class A Principal Collections                          $46,834,111.58

        CLASS B PRINCIPAL PERCENTAGE                                        8.00%

            Class B Principal Collections                           $4,072,531.45

        TOTAL PRINCIPAL COLLECTIONS                                $50,906,643.03

        INVESTOR DEFAULT AMOUNT                                     $2,875,593.70

        REALLOCATED PRINCIPAL COLLECTIONS                                   $0.00

        SHARED PRINCIPAL COLLECTIONS ALLOCABLE
        FROM OTHER SERIES                                                   $0.00

        CLASS A ACCUMULATION
            Controlled Accumulation Amount                                  $0.00
            Deficit Controlled Accumulation Amount                          $0.00
        CONTROLLED DISTRIBUTION AMOUNT                                      $0.00

        CLASS B ACCUMULATION
            Controlled Accumulation Amount                                  $0.00
            Deficit Controlled Accumulation Amount                          $0.00
        CONTROLLED DISTRIBUTION AMOUNT                                      $0.00

        EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
        PRINCIPAL SHARING                                          $53,782,236.73

        INVESTOR CHARGE OFFS
        --------------------

        CLASS A INVESTOR CHARGE OFFS                                        $0.00
        CLASS B INVESTOR CHARGE OFFS                                        $0.00

        PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
        PREVIOUS CLASS B CHARGE OFFS REIMBURSED                             $0.00

        CASH COLLATERAL ACCOUNT
        -----------------------
            Required Cash Collateral Amount                        $52,000,000.00
            Available Cash Collateral Amount                       $52,000,000.00

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        Mar-2001                         1995-C                           Page 6


        INTEREST RATE CAP PAYMENTS
        --------------------------

            Class A Interest Rate Cap Payments                             $0.00
            Class B Interest Rate Cap Payments                             $0.00

        TOTAL DRAW AMOUNT                                                  $0.00
        CASH COLLATERAL ACCOUNT SURPLUS                                    $0.00


                                     First USA Bank, National Association
                                     as Servicer

                                     By:    /s/ Tracie H. Klein
                                         ----------------------------
                                                Tracie H. Klein
                                                First Vice President